UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 8, 2009

Golden Key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dalian Vastitude Media Group
8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

116001
(Zip Code)

86-0411-82728168
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Notes

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Golden Key International, Inc. (the “Company”) filed with the Securities and Exchange Commission on December 9, 2009 (the “Original Report”). This Form 8-K/A is being filed to amend Item 4.01 of the Original Report, “Changes in Registrant’s Certifying Accountant” and to update the address of China Reinv Partners, L.P. in footnote 4 of the Security Ownership of Certain Beneficial Owners and Management table under Item 1.01. The address of this shareholder is China Reinv Partners, L.P., Akara Bldg., 24 De Castro Street, Wickhams Cay I., Road Town Tortola, B.V.I.

Except as described above, no other changes have been made to the Original Report, and this Form 8-K/A does not amend or update any other information contained in the Original Report.

Item 4.01     Changes in Registrant’s Certifying Accountant

On December 8, 2009, the Company’s Board of Directors approved the change of its principal independent accountants. On such date, Chang G. Park, CPA was dismissed from serving as the Company’s principal independent accountants and on the same day, Bagell, Josephs, Levine & Company, LLC was engaged as the Company’s new principal independent accountants.

The Dismissal of Chang G. Park, CPA

Chang G. Park, CPA was the independent registered public accounting firm for the Company from December 7, 2006 to December 8, 2009. None of Chang G. Park, CPA’s reports on the Company’s financial statements, including its reports on the Company’s two most recent fiscal years ended May 31, 2009 and May 31, 2008,  contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended May 31, 2009 and May 31, 2008 and through the dismissal date of December 8, 2009, there were no disagreements with Chang G. Park, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chang G. Park, CPA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which Chang G. Park, CPA served as the Company’s principal independent accountants.

In accordance with Item 304(a)(3), the Company has provided Chang G. Park, CPA with a copy of this disclosure and has requested that Chang G. Park, CPA furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Chang G. Park, CPA addressed to the U.S. Securities and Exchange Commission is filed as Exhibit 16.1 to this 8-K Report.

The Engagement of Bagell, Josephs, Levine & Company, LLC

During the Company’s two most recent fiscal years ended May 31, 2009 and May 31, 2008 and through December 8, 2009, the date when the Company engaged Bagell, Josephs, Levine & Company, LLC as its principal independent accountants:

(1)     The Company did not consult Bagell, Josephs, Levine & Company, LLC  regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)     Neither a written report nor oral advice was provided to the Company by  Bagell, Josephs, Levine & Company, LLC in which they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)     The Company did not consult Bagell, Josephs, Levine & Company, LLC regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 16.1	Letter from Chang G. Park, CPA to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Key International, Inc.

Date: December 14, 2009	By:	/s/ Guojun Wang
Name: Guojun Wang
Title: Chief Executive Officer

EXHIBIT INDEX
Form 8-K/A
December 14, 2009

Filed
Exhibit No.	Description	Herewith	By Reference

16.1	Letter from Chang G. Park, CPA to the U.S. Securities and Exchange Commission.	X